Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events
Subsequent Events

Note 29. Subsequent Events

Business Combination

In March 2022, the Company announced that its subsidiary, Merkanti Holding, the parent of Merkanti Bank Ltd. (“Merkanti Bank”) had signed a definitive agreement to acquire Sparkasse (Holdings) Malta Ltd. a company registered in Malta (“Sparkasse Holdings”), the parent of Sparkasse Bank Malta plc (“Sparkasse Bank”).

Merkanti Holding is acquiring Sparkasse Holdings and the total consideration is approximately equal to the net tangible asset value of Sparkasse Holdings, less certain adjustments, and includes (i) a cash payment at closing of the transaction, (ii) three consecutive annual payments of €2.5 million; and (iii) a contingent payment, payable solely upon the recovery (if any) of an asset of Sparkasse Bank which was previously written off in its entirety. The consideration is expected to be satisfied through cash on hand and available liquidity within the Group.

Upon closing of this transaction, and subject to regulatory approval, it is the intention to merge Sparkasse Bank and Merkanti Bank, in order to form a larger independent financial institution. The transaction is conditional upon the satisfaction of certain customary conditions precedent such as regulatory approval from various regulators, including the European Central Bank, the Malta Financial Services Authority and the Central Bank of Ireland. The acquisition is currently expected to be concluded in the second half of calendar year 2022.

Cash Dividend

In February 2022, the Company declared its first dividend of $3,714($0.25 (US$0.18) per share), which was paid on March 4, 2022.

On April 29, the Company announced that its board of directors declared a cash dividend of $0.34 (US$0.27) per share, which will be paid in US dollars on May 23, 2022 to shareholders of record on May 10, 2022.